Exhibit 10.3
Second Amendment To
Receivables Financing Agreement
This Second Amendment to Receivables Financing Agreement (this “Amendment”), dated as of December 23, 2019, is by and among DCP Receivables LLC, a Delaware limited liability company, as Borrower (together with its successors and assigns, the “Borrower”); DCP Midstream, LP, a Delaware limited partnership as initial Servicer (in such capacity, together with its successors and assigns in such capacity, the “Servicer”); the Lenders, LC Participants and Group Agents party to the Financing Agreement (as hereinafter defined); PNC Bank, National Association (“PNC”), as LC Bank (in such capacity, the “LC Bank”) and as Administrative Agent (in such capacity together with its successors and assigns in such capacity, the “Administrative Agent”); and PNC Capital Markets LLC, a Pennsylvania limited liability company, as Structuring Agent (the “Structuring Agent”).
W I T N E S S E T H:
Whereas, the Borrower, the Servicer, the Lenders, the LC Participants, the Group Agents, the LC Bank, the Administrative Agent, and the Structuring Agent are party to that certain Receivables Financing Agreement dated as of August 13, 2018 (as amended by the First Amendment thereto dated as of August 12, 2019, the “Financing Agreement”).
Whereas, the Borrower, the Servicer, the Lenders, the LC Participants, the Group Agents, the LC Bank and the Administrative Agent hereby agree to make certain amendments to the Financing Agreement, as permitted by Section 14.01 of the Financing Agreement, pursuant to the terms and conditions set forth herein.
Now, Therefore, in consideration of the mutual agreements herein contained and other good and valuable consideration, receipt and sufficiency of which are hereby acknowledged by the parties hereto agree as follows:
        Section 1. Definitions. Capitalized terms not otherwise defined herein shall have the meanings given to them in the Financing Agreement.
        Section 2. Amendments. The Financing Agreement is hereby amended as follows:
        (a) Section 1.1 of the Financing Agreement is hereby amended by adding the following defined term in appropriate alphabetical order:
“Second Amendment Effective Date” means December 23, 2019.
        (b) The defined term “Facility Limit” appearing in Section 1.1 of the Financing Agreement is hereby amended and restated in its entirety and as so amended and restated shall read as follows:

“Facility Limit” means, at any time of determination, the aggregate Commitment of all Committed Lenders, which as of the Second Amendment Effective Date is equal to $350,000,000, as reduced from time to time pursuant to Section 2.02(e). References to the unused portion of the Facility Limit shall mean, at any time of determination, an amount equal to (x) the Facility Limit at such time, minus (y) the sum of the Aggregate Capital plus the LC Participation Amount.
        (c) Schedule I to the Financing Agreement is hereby amended and restated in its entirety and as so amended shall read as set forth on Exhibit A attached hereto.
        Section 3. Representations of the Borrower and the Servicer. Each of the Borrower and the Servicer hereby represent and warrant to the parties hereto that as of the date hereof each of the representations and warranties contained in Article VII of the Financing Agreement are true and correct in all material respects as of the date hereof and after giving effect to this Amendment (except to the extent that such representations and warranties expressly refer to an earlier date, in which case they are true and correct in all material respects as of such earlier date).
        Section 4. Conditions Precedent. This Amendment shall become effective and be deemed effective as of the date first written above upon the satisfaction or waiver of the following conditions precedent:
        (a) the Administrative Agent shall have received a fully executed counterpart of this Amendment from each of the other parties hereto;
        (b) the Administrative Agent shall have received an executed Reaffirmation, Acknowledgment and Consent of Performance Guarantor dated as of the date hereof;
        (c) the Administrative Agent shall have received a fully executed counterpart of the Second Amendment Fee Letter from each of the parties thereto; and
        (d) no Unmatured Event of Default or Event of Default shall have occurred and be continuing.
        Section 5. Counterparts. This Amendment may be executed by the parties in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute but one and the same instrument. Delivery of an executed counterpart hereof by facsimile or other electronic means shall be equally effective as delivery of an originally executed counterpart.
        Section 6. Severability. Any provision of this Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.
        Section 7. Governing Law and Jurisdiction. Sections 14.07, 14.10 and 14.11 of the Financing Agreement are incorporated in this Amendment by reference as if such provisions were set forth herein mutatis mutandis.
        Section 8. Headings. The headings of this Amendment are provided solely for convenience of reference and shall not affect the meaning or interpretation of any provision of this Amendment.
[Signatures appear on following page.]

IN WITNESS WHEREOF, the parties hereto have each caused this Amendment to be duly executed by their respective duly authorized officers as of the day and year first above written.
DCP Receivables LLC,
as the Borrower
By: /s/ Sean P. O'Brien
        Name: Sean P. O'Brien
        Title: Group Vice President and Chief
Financial Officer
DCP Midstream, LP,
as the Servicer
By: DCP Midstream GP, LP,
Its General Partner
By: DCP Midstream GP, LLC,
Its General Partner
By: /s/ Sean P. O'Brien
        Name: Sean P. O'Brien
        Title: Group Vice President and Chief
Financial Officer

[Signature Page to Second Amendment to Receivables Financing Agreement]

PNC Bank, National Association,
as Administrative Agent
By: /s/ Michael Brown
        Name: Michael Brown
        Title: Senior Vice President

PNC Bank, National Association,
as LC Bank and as Group Agent for the PNC Group
By: /s/ Michael Brown
        Name: Michael Brown
        Title: Senior Vice President

PNC Bank, National Association,
as a Committed Lender
By: /s/ Michael Brown
        Name: Michael Brown
        Title: Senior Vice President

PNC Capital Markets LLC,
as Structuring Agent
By: /s/ Michael Brown
        Name: Michael Brown
        Title: Managing Director

[Signature Page to Second Amendment to Receivables Financing Agreement]

Exhibit A to Second Amendment to Receivables Financing Agreement
Schedule I
Commitments
PNC Group

Party	Capacity	Maximum Commitment

PNC	Committed Lender	$350,000,000
PNC	LC Participant	$350,000,000
PNC	LC Bank	N/A
PNC	Group Agent	N/A